UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2024

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5857 Owens Avenue, Suite 300, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

(760) 452-8111

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

Convertible Debenture and Common Stock Warrant

As previously reported, on February 26, 2024 we entered into a Securities Purchase Agreement (the “Alpha Agreement”) with Alpha Capital Anstalt (“Alpha”). At the February 27, 2024 closing under the Alpha Agreement, Alpha paid us a cash purchase price of $500,000 (less expenses) and we delivered to Alpha:

-	an 8% Convertible Debenture (the “Alpha Debenture”) in the principal amount of $550,000. The Alpha Debenture has a maturity date of December 31, 2024 and is convertible, at any time, and from time to time, at Alpha’s option, into shares of our common stock, at $0.6111 per share, subject to adjustment as described in the Alpha Debenture (the “Conversion Price”). The Alpha Debenture accrues interest on its outstanding principal balance at the rate of 8% per annum, which would be payable at maturity; and

-	a 5-year common stock purchase warrant (the “Alpha Warrant”) to purchase (at $0.26 per share – the “Exercise Price”) 900,016 shares of our common stock.

Both the Alpha Debenture and the Alpha Warrant provide for adjustments to the Conversion Price and Exercise Price, respectively, in connection with stock dividends and splits, and “ratchet” antidilution adjustments for subsequent stock and stock-equivalent issuances. Both the Alpha Debenture and the Alpha Warrant include a beneficial ownership blocker of 9.99%, which may only be waived by Alpha upon 61 days’ notice to us.

We granted Alpha “piggyback” registration rights for the common shares underlying the Alpha Debenture and the Alpha Warrant.

The $0.26 exercise price of the Alpha Warrant triggered certain “ratchet” antidilution adjustments in various outstanding derivative securities, as disclosed in our Form 8-K filed February 27, 2024.

In the Alpha Agreement, we also granted to Alpha an option (the Option”), exercisable until July 1, 2024, to purchase from us an additional $1,100,000 in principal amount of Debentures of like tenor, together with an additional 1,800,032 Warrants of like tenor, all for an exercise price of an additional $1,000,000 in cash (less expenses).

On April 11, 2024, Alpha assigned the Option to Yi Hua Chen (“Chen”). On April 11, 2024, Chen exercised the Option in full. On April 12, 2024, against Chen’s Option exercise price of $1,000,000 paid to us, we delivered to Chen:

-	an 8% Convertible Debenture (the “Chen Debenture”) in the principal amount of $1,100,000, of like tenor as the Alpha Debenture except for the principal amount; and

-	a common stock purchase warrant (the “Chen Warrant”) to purchase 1,800,032 shares of our common stock, exercisable until February 27, 2029, and otherwise of like tenor as the Alpha Warrant.

Co-Development Agreement

On April 11, 2024, we entered into a Co-Development Agreement with Marizyme, Inc. (“Marizyme”). Under the Co-Development Agreement, we agreed to pay Marizyme a Funding Payment and an Exclusivity Fee, as described below:

-	The Funding Payment is $800,000, payable $500,000 on April 11, 2024 and $300,000 on April 26, 2024. (Provided, that if the parties so agree the total Funding Payment can be increased from time to time to up to a total of $1,500,000.) The Funding Payment is designed to provide financial support for commercialization of Marizyme’s DuraGraft™ vascular conduit solution, which is indicated for adult patients undergoing coronary artery bypass grafting surgeries and is intended for the flushing and storage of the saphenous vein grafts used in coronary artery bypass grafting surgery. In return for the Funding Payment we will receive quarterly a 33% payment in the nature of royalties on any Net Sales (as defined with a meaning tantamount to gross profit on net sales) of DuraGraft, capped at double the amount of the Funding Payment cash provided. No such payments-in-the-nature-of-royalties would accrue until after DuraGraft has been launched in the United States and a cumulative total of $500,000 of DuraGraft Net Sales have been made in the United States.

-	The Exclusivity Fee is $200,000 in cash, payable on April 12, 2024. The Exclusivity Fee will entitle us to an exclusivity period until May 31, 2024 for purposes of proposing and outlining a broader strategic relationship with Marizyme with regard to Marizyme’s DuraGraft business.

The foregoing descriptions of the Option Exercise, the Chen Debenture, the Chen Warrant and the Co-Development Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K (as to the Chen Debenture and the Chen Warrant) is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Chen Debenture and the Chen Warrant is incorporated into this Item 3.02 by reference.

The Chen Debenture and the Chen Warrant were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions not involving a public offering.

Item 8.01. Other Events.

On April 16, 2024, Marizyme, Inc. issued a press release regarding the Co-Development Agreement which is mentioned in Item 1.01 of this Current Report on Form 8-K. Such press release is being furnished (but not filed) as an Exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Option Exercise dated April 11, 2024 by Yi Hua Chen, acknowledged by Alpha Capital Anstalt and by us
10.2	8% Convertible Debenture dated April 12, 2024, issued by us to Yi Hua Chen.
10.3	Common Stock Purchase Warrant dated April 12, 2024, issued by us to Yi Hua Chen.
10.4	Co-Development Agreement dated April 11, between Marizyme, Inc. and us.
99.1*	Press Release issued by Marizyme, Inc. on April 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: April 16, 2024	By:	/s/ Michael S. Poirier
Michael S. Poirier, Chief Executive Officer